Fees Summary	May 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,247,500
Previously Paid Amount	2,105.68
Total Fee Amount	3,486.68
Total Offset Amount	0
Net Fee	$ 1,381